UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

December 12, 2007
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

As previously disclosed, Novell, Inc. (“Novell”) initiated a two-year strategy in the fourth fiscal quarter of 2006 to develop a comprehensive transformation of Novell's business and to achieve competitive operating margins by the end of fiscal 2008. This strategy has been centered on three main initiatives: (1) improving sales model and sales staff specialization; (2) integrating product development approach and balancing between on and offshore development locations; and (3) improving administrative and support functions.

In connection with this strategy, Novell initiated a plan of restructuring in the fourth fiscal quarter of 2006, which was amended on February 28, 2007, and resulted in restructuring expenses of $47 million as of October 31, 2007, primarily associated with employee severance arrangements.

On December 12, 2007, Novell further amended its restructuring plan. Novell expects to incur, under the amended plan, an additional $15 million to $25 million in restructuring expenses throughout fiscal 2008. Of this amount, $12 million to $22 million is presently anticipated to be recorded for employee severance arrangements, which will result in cash expenditures. Novell also expects to consolidate facilities in connection with the amended plan. Novell plans to substantially complete its amended restructuring plan and two-year transformational strategy by October 31, 2008.

Forward-Looking Statements; Risks and Uncertainties

This document includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux* Platform Products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and Novell’s restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by the securities laws.

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: December 13, 2007	By /s/ Dana C. Russell (Signature) Senior Vice President, Chief Financial Officer (Title)